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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 1, 1999
                                                  -----------------

                            Cole National Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                  33-74228                  34-1453189
----------------           ---------------          ------------------
(State or other             (Commission              (I.R.S. Employer
 jurisdiction of            File Number)           Identification No.)
 incorporation)


            5915 Landerbrook Drive, Mayfield Heights, Ohio  44124
            --------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:  (440) 449-4100
                                                   ------------------

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Item 5.  Other Events.
         ------------

         The Company issued a press release on March 1, 1999, a copy of which is filed as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.
         ----------------------------------------------------------
    (c)  Exhibits.

         99 Press Release, dated March 1, 1999, from the Company.




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                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         COLE NATIONAL CORPORATION

Date:  March 5, 1999                     By: /s/ Wayne L. Mosley
                                             -----------------------------------
                                                 Vice President





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                                  EXHIBIT INDEX
                                  -------------



                                                          Pagination by
                                                          Sequential Numbering
Exhibit    Description of Exhibit                         System
-------    ----------------------                     --------------------

  99       Press Release, dated March 1, 1999, from the Company.